Exhibit 99.1

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

SECOND AMENDED AND RESTATED BYLAWS

Blackline Against Amended And Restated Bylaws, As Amended

ARTICLE I

OFFICES

Section 1. PRINCIPAL OFFICE. The principal office of ~~the~~Jones Lang LaSalle Income Property Trust, Inc. (the “Corporation”) in the State of Maryland shall be located at such place as ~~is designated in~~ the ~~charter~~board of directors (the “Board”) of the Corporation ~~(the “Charter”)~~may designate.

Section 2. ADDITIONAL OFFICES. The Corporation may have additional offices, including a principal executive office, at such places as the Board ~~of Directors~~ may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. PLACE. All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set ~~by the Board of Directors~~in accordance with these Bylaws and stated in the notice of the meeting.

Section 2. ANNUAL MEETING. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held ~~each year,~~ on a date and at ~~the~~a time and place set by the Board ~~of Directors~~each year, provided that the date of such meeting will be at least 30 days after delivery of the Corporation’s annual report to stockholders.

Section 3. SPECIAL MEETINGS. The president, the ~~Board of~~chief executive officer, the chairman of the board, a majority of the Board or a majority of the Independent Directors ~~or the Manager~~ (as defined in the ~~Management Agreement by and between~~charter of the Corporation ~~and UST Advisers, Inc. as the same may be amended from time to time (the “Management Agreement~~(the “Charter”)) may call a special meeting of the stockholders~~; provided, that the Manager, in its sole discretion or at the request of the Advisor (as defined in the Management Agreement), may only call a special meeting to remove the Affiliated Directors (as defined herein) and/or to elect new Affiliated Directors to fill the vacancies created thereby~~. Any such special meeting of stockholders shall be held on the date and at the time and place set by the president, the chief executive officer, the chairman of the board, the Board or the Independent Directors, whoever has called the meeting. A special meeting of stockholders shall also be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of the ~~stockholders~~holders of shares entitled to cast not less than ~~a majority~~ten percent of all the votes entitled to be cast on such matter at such meeting. ~~Such~~ The written request ~~shall~~must state the purpose of such meeting and the matters proposed to be acted on at such meeting. ~~The secretary shall give notice to each stockholder entitled to notice of the meeting. Upon the termination of the Management Agreement or the Advisory Agreement (as defined in the Management Agreement), as applicable, the Board of Directors shall call a special meeting of stockholders for the purpose of considering removal of the Affiliated Directors in office and electing new directors to fill the vacancies created thereby.~~Within ten days after receipt of such written request, either in person or by mail, the secretary shall provide all stockholders with written notice, either in person or by mail, of such meeting and the purpose of such meeting. Notwithstanding anything to the contrary herein, such meeting shall be held not less than 15 days nor more than 60 days after the secretary’s delivery of such notice. Subject to the foregoing sentence, such meeting shall be held at the time and place specified in the stockholder request; provided, however, that if none is so specified, such meeting shall be held at a time and place convenient to the stockholders.

Section 4. NOTICE. Except as provided otherwise in Section 3 of this Article II, not less than ten ~~(10)~~ nor more than ~~ninety (~~90~~)~~ days before each meeting of stockholders, the secretary shall give ~~notice~~ to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting ~~at his or her business or residence address as set forth in the Fund’s records~~notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions. The Corporation may give a single notice to all stockholders who share an address, which single notice shall be effective as to any stockholder at such address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. Failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II, or the validity of any proceedings at any such meeting. ~~required by any statute, the purpose for which the meeting is called. Such notice shall be in writing and must be delivered either by hand in person, by electronic mail, by facsimile transmission, by U.S. mail, or by nationally recognized delivery service and shall be deemed given when so delivered by hand (with written confirmation of receipt), sent by facsimile transmission (with confirmation of receipt of transmission to the number given to the Corporation by the stockholder from sender’s equipment), transmitted by electronic mail (in a message to the electronic mail address given to the Corporation by the stockholder) or, if mailed by U.S. mail, two days after the date of deposit in the U.S. mail properly addressed, with postage thereon prepaid, or if delivered by delivery service when received by the addressee.~~

Subject to Section 11(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice. The Corporation may postpone or cancel a meeting of stockholders by making a public announcement (as defined in Section 11(c)(3) of this Article II) of such postponement or cancellation prior to the meeting. Notice of the date, time and place to whichhe meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in this Section 4.

Section 5. ORGANIZATION AND CONDUCT. Every meeting of stockholders shall be conducted by an individual appointed by the Board ~~of Directors~~ to be chairman of the meeting or, in the absence of such appointment~~, by the president or~~ or appointed individual, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting in the following order: the vice chairman of the board, if there be one, the chief executive officer, the president, the vice presidents in their order of rank and seniority, the secretary or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary, or, in the secretary’s absence, an assistant secretary, or in the absence of both the secretary and assistant secretaries, an individual appointed by the Board ~~of Directors~~ or, in the absence of such appointment, an individual appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of ~~the~~ stockholders, an assistant secretary, or in the absence of all assistant secretaries, an individual appointed by the ~~secretary~~Board or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of ~~such~~the chairman and without any action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies ~~or other~~and such ~~persons~~other individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies ~~or other~~and such ~~persons~~other individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments ~~by participants~~; (e) determining when and for how long the polls should be opened and when the polls should be closed; (f) maintaining order and security at the meeting; (~~f~~g) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; ~~and~~ (~~g~~h) concluding~~,~~ a meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting; and (i) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 6. QUORUM. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast ~~fifteen percent (15~~50%~~)~~ of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any requirement under any statute or the Charter for the vote necessary for the ~~adoption~~approval of any ~~measure~~matter. If~~, however,~~ such quorum ~~shall~~is not ~~be present~~established at any meeting of the stockholders, the chairman of the meeting ~~or the stockholders entitled to vote at such meeting, present in person or by proxy, shall have the power to~~may adjourn the meeting sine die or from time to time to a date not more than ~~one hundred twenty (~~120~~)~~ days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

The stockholders present either in person or by proxy, at a meeting which has been duly called and ~~convened~~at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave ~~less~~fewer than would be required to establish a quorum.

Section 7. VOTING. ~~A plurality~~ The holders of a majority of ~~all~~ the ~~votes cast at a~~shares of stock of the Corporation entitled to vote who are present in person or by proxy at an annual meeting ~~of stockholders duly called and~~ at which a quorum is present ~~shall be sufficient~~may, without the necessity for concurrence by the Board, vote to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Charter. Unless otherwise provided ~~in~~by statute or by the Charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order that voting be by ballot or otherwise.

Section 8. PROXIES. A ~~stockholder may cast the votes entitled to be cast by the~~holder of record of shares of stock ~~owned~~ of ~~record by~~ the ~~stockholder~~Corporation may cast votes in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

Section 9. VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a corporation, partnership, trust, limited liability company~~, partnership, trust~~ or other entity, if entitled to be voted, may be voted by the president or a vice president, ~~a~~ general partner, ~~manager or~~ trustee or managing member thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any ~~director~~trustee or other fiduciary may vote stock registered in ~~his or her~~the name ~~as such~~of such person in the capacity of trustee or fiduciary, either in person or by proxy.

Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

The Board ~~of Directors~~ may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date ~~or closing of the stock transfer books~~, the time after the record date ~~or closing of the stock transfer books~~ within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board ~~of Directors~~ considers necessary or desirable. On receipt by the Corporation of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the ~~stockholder~~holder of record of the specified stock in place of the stockholder who makes the certification.

Section 10. INSPECTORS. The Board ~~of Directors, in advance of any meeting, may, but need not, appoint one or more individual inspectors or one or more entities that designate individuals as inspectors to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the individual presiding at the meeting may, but need not, appoint one or more inspectors. In case any individual who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by~~or the chairman of the meeting may appoint, before or at the meeting, one or more inspectors for the meeting and any successor to the inspector. The inspectors, if any, shall (a) determine the number of shares ~~outstanding and the voting power of each, the shares~~of stock represented at the meeting, in person or by proxy, and the validity and effect of proxies, ~~and shall~~(b) receive and tabulate all votes, ballots or consents, (c) report such tabulation to the chairman of the meeting, (d) hear and determine all challenges and questions arising in connection with the right to vote~~, count and tabulate all votes, ballots or consents, and~~ and (e) do such acts ~~in good faith~~ as are proper to fairly conduct the election or vote ~~with fairness to all stockholders~~. Each such report shall be in writing and signed by ~~him or her~~the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

~~Section 11. VOTING BY BALLOT. Voting on any question or in any election may be viva voce unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.~~

~~Section 12. TELEPHONE MEETINGS. To the extent permitted by the Board of Directors or the chairman of the meeting, stockholders may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participating in a meeting by these means constitutes presence in person at a meeting.~~

Section 11. ADVANCE NOTICE OF STOCKHOLDER NOMINEES FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS.

~~Section 13. WRITTEN CONSENT BY STOCKHOLDERS. Any action required or permitted to be taken at any meeting of the Stockholders may be taken without a meeting, if a consent is authorized in accordance with Section 2-505(b) of the Maryland General Corporation Law (the “MGCL”).~~

(a) Annual Meetings of Stockholders.

(1) Nominations of individuals for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

(2) For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and, in the case of such other business, such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Central Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting; provided, however, that in connection with the Corporation’s first annual meeting or in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(3) Such stockholder’s notice shall set forth:

(i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder (including the Proposed Nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(iii) as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,

(A) the class, series and number of all shares of stock or other securities of the Corporation (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person and the date on which each such Company Security was acquired and the investment intent of such acquisition and

(B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person;

(iv) as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 11(a) and any Proposed Nominee,

(A) the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee and

(B) the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person; and

(v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

(4) Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (b) will serve as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded).

(5) Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Central Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(6) For purposes of this Section 11, “Stockholder Associated Person” of any stockholder shall mean (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such stockholder or such Stockholder Associated Person.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board or (ii) provided that the special meeting has been called in accordance with Section 3 of this Article II for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board, any stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraph (a)(3) of this Section 11, shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Central Time on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c) General.

(1) If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two business days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the secretary or the Board or any committee thereof, any such stockholder shall provide, within five business days of delivery of such request (or such other period as may be specified in such request), (i) written verification, satisfactory, in the discretion of the Board or such committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting)

submitted by the stockholder pursuant to this Section 11 and (ii) a written update of any information submitted by the stockholder pursuant to this Section 11 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.

(2) Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

(3) For purposes of this Section 11, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. “Public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(4) Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

Section ~~14~~12. CONTROL SHARE ACQUISITION ACT. Notwithstanding any other provision of the Charter or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law (the “MGCL~~,~~”) (or any successor statute~~,~~) shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

ARTICLE III

DIRECTORS

Section 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of its Board ~~of Directors~~.

Section 2. NUMBER~~; QUALIFICATION; NOMINATION~~, TENURE, QUALIFICATIONS AND RESIGNATION. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board ~~of Directors~~ may establish, increase or decrease the number of directors, provided that ~~(i)~~ the number ~~of directors~~thereof shall never be more than 15 nor ~~fewer than five, (ii) a majority of the directors shall be independent of the Manager and the Advisor (the “Independent Directors”), (iii) at least one director must be an officer, director or employee of the Manager or its affiliates for so long as the Manager is the manager of the Fund and at least one director must be an officer, director or employee of the Advisor or its affiliates for so long as the Advisor is the advisor of the Fund (the “Affiliated Directors”) and (iv)~~less than three, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. ~~The only individuals qualified to serve as directors are those individuals elected in accordance with the applicable provisions of Maryland law, the Charter and these Bylaws. The Manager shall have the non-exclusive authority,~~ For so long as the ~~Manager is the manager of the Fund, to designate for nomination a~~Advisory Agreement between the Company and LaSalle Investment Management, Inc. (the “Advisor”) is in effect, (i) three directors on the slate of ~~directors that will include the Affiliated~~ directors to be voted on by the stockholders ~~and in the event that the Manager is no longer the manager of the Fund, the Advisor shall have the right to designate for nomination its Affiliated Director to be voted on by the stockholders.~~at the Corporation’s annual meeting of stockholders shall be individuals designated for nomination by the Advisor, subject to the approval of such nominations by the Board; provided, however, that such number of director designees shall be reduced as necessary by a number that will result in a majority of the directors being Independent Directors, (ii) the remaining directors shall be individuals nominated by the Board after consultation with the Advisor and (iii) only individuals nominated in accordance with clauses (i) and (ii) of this sentence shall be eligible for election as directors. Any director of the Corporation may resign at any time by delivering his or her resignation to the Board, the chairman of the board, if any, or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

Section 3. ANNUAL AND REGULAR MEETINGS. ~~Regular meetings~~ An annual meeting of the Board ~~of Directors may be called by the chairman, president or chief executive officer and~~shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given ~~to all of the Directors.~~as hereinafter provided for special meetings of the Board. The Board may provide, by resolution, the time and place for the holding of regular meetings of the Board without other notice than such resolution.

Section 4. SPECIAL MEETINGS. Special meetings of the Board ~~of Directors~~ may be called by or at the request of the ~~president,~~chairman of the board, if any, the chief executive officer, ~~any two~~the president, a majority of the directors then in office or the ~~Manager~~Advisor. The person or persons authorized to call special meetings of the Board ~~of Directors~~ may fix any place as the place for holding any special meeting of the Board ~~of Directors~~ called by them. The Board ~~of Directors~~ may provide, by resolution, the time and place for the holding of special meetings of the Board ~~of Directors~~ without other notice ~~other~~ than such resolution.

Section 5. NOTICE. Notice of any special meeting of the Board ~~of Directors~~ shall ~~be in writing and must~~ be delivered ~~either by hand in person, by~~personally or by telephone, electronic mail, ~~by~~ facsimile transmission, ~~by U.S. mail, by nationally recognized delivery service~~United States mail or courier to each director at his or her business or residence address. Notice by personal delivery ~~by hand in person, by~~, telephone, electronic mail or ~~by~~ facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three ~~(3)~~ days prior to the meeting. Notice by ~~U.S. mail,~~courier shall be given at least ~~five (5)~~two days prior to the meeting. ~~Notice by nationally recognized delivery service shall be given at least five (5) days prior to the meeting.~~ Telephone notice shall be deemed to be given when ~~so delivered by hand (with written confirmation of receipt), sent by facsimile transmission (with confirmation of receipt of transmission to the number given to the Corporation by the Director from sender’s equipment), transmitted by~~ the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party.

Electronic mail ~~(in a~~notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director~~) or, if mailed by U.S. mail,~~ . Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the ~~U.S.~~United States mail properly addressed, with postage thereon prepaid~~, or if~~. Notice by courier shall be deemed to be given when deposited with or delivered ~~by delivery service when received by the addressee~~to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board ~~of Directors~~ need be stated in the notice, unless specifically required by statute or these Bylaws.

Section 6. QUORUM. ~~Until such time as either the Management Agreement or the Advisory Agreement is terminated in accordance its terms, three~~ A majority of the directors~~, including one Affiliated Director,~~ shall constitute a quorum for transaction of business at any meeting of the Board ~~of Directors. At any time after such time as the Management Agreement or the Advisory Agreement is terminated in accordance with its terms, a majority of the directors entitled to vote on any matter to be submitted at such meeting shall constitute a quorum for transaction of business at any meeting of the Board of Directors. Notwithstanding the foregoing~~, provided that, if less than a ~~quorum~~majority of such directors ~~is~~are present at ~~a~~said meeting, a majority of the directors present ~~and entitled to vote~~ may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the Charter or these Bylaws, the vote of a majority or other percentage of a particular group of directors is required for action, a quorum must also include a majority or such other percentage of such group. The directors present at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough directors to leave fewer than required to establish a quorum; provided that, there shall remain at least one Independent Director.

Section 7. VOTING. ~~Any~~ The action of ~~the Board of Directors shall require the~~a majority ~~vote~~ of ~~all~~ the directors ~~entitled to vote~~present at a meeting at which a quorum is present ~~except for certain actions to be acted upon only by~~shall be the action of the Board, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws. If enough directors have withdrawn from a meeting to leave fewer than required to establish a quorum but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws. On any matter for which the Charter requires the approval of the Independent Directors ~~in accordance with those provisions in any contract to which the Corporation is a party, in which case such actions require the approval~~, the action of a majority of the total number of Independent Directors shall be the action of the Independent Directors.

Section 8. ORGANIZATION. At each meeting of the Board ~~of Directors,~~ , the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, the vice chairman of the board, if any, shall act as chairman of the meeting. In the absence of both the chairman and vice chairman of the board, the chief executive officer or, in the absence of the chief executive officer, the president or, in the absence of the president, a director chosen by a majority of the directors present ~~may appoint an individual to be~~shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary of the Corporation~~,~~ or, in the absence of the secretary and all assistant secretaries, an individual appointed by the chairman of the meeting~~,~~ shall act as secretary of the meeting.

Section 9. TELEPHONE MEETINGS. The directors may participate in a meeting by means of a conference telephone or ~~similar~~other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 10. ~~WRITTEN~~ CONSENT BY DIRECTORS WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board ~~of Directors~~ may be taken without a meeting, if a consent in writing or by electronic transmission to such action is ~~signed~~given by each director and ~~such written consent~~ is filed with the minutes of proceedings of the Board ~~of Directors~~.

Section 11. VACANCIES. If for any reason any or all ~~of~~ the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder~~. Subject to the rights of the holders~~ (even if fewer than three directors remain). Except as may be provided by the Board in setting the terms of any class or series of preferred stock ~~separately entitled to elect one or more directors, the stockholders may elect a successor to fill a~~, any vacancy on the Board ~~of Directors which results from the removal of a director. A director~~may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum; provided, however, that any individual elected by the ~~stockholders~~Board to fill a vacancy ~~which results from the removal of a director serves for the balance of the term of the removed director. Subject to the rights of the holders of any~~shall satisfy the applicable qualifications set forth in Section 2 of this Article. Any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies. ~~class of stock separately entitled to elect one or more directors and except as stated otherwise in the Charter, a majority of the remaining directors, whether or not sufficient to constitute a quorum, may fill a vacancy on the Board of Directors which results from any cause except an increase in the number of directors, and a majority of the entire Board of Directors may fill a vacancy which results from an increase in the number of directors. A director elected by the Board of Directors to fill a vacancy serves until the next annual meeting of stockholders and until his or her successor is elected and qualifies~~

Section 12. COMPENSATION. ~~The independent~~ Directors shall not receive ~~such compensation as the Board of Directors shall determine from time to time. All~~any stated salary for their services as directors but, by resolution of the Board, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they perform or engage in as directors, including under an incentive plan approved by the Board. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board ~~of Directors~~ or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they ~~performed~~perform or ~~engaged~~engage in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

~~Section 13. LOSS OF DEPOSITS. No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or stock have been deposited.~~

~~Section 14. SURETY BONDS. Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.~~

Section ~~15~~13. RELIANCE. Each director, officer, employee and agent of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be ~~fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records~~entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Corporation~~, upon an opinion of counsel (which counsel has been retained in good faith by the Corporation or the Board of Directors) or upon reports made to the Corporation by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation; provided that such counsel~~ whom the director, officer, employee or agent reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the director, officer, employee or agent reasonably believes to be within the person’s professional or expert ~~is not also~~competence, or, with respect to a director, by a committee of the Board on which the director does not serve, as to a matter within its designated authority, if the director reasonably believes the committee to merit confidence.

Section ~~16~~14. CERTAIN RIGHTS OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS. ~~The directors~~ A director, officer, employee or agent shall have no responsibility to devote ~~their~~his or her full time to the affairs of the Corporation. Any director ~~or~~, officer, employee or agent of the Corporation, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to ~~or~~, in addition to or in competition with those of or relating to the Corporation.

Section 15. RATIFICATION. The Board or the stockholders may ratify and make binding on the Corporation any action or inaction by the Corporation or its officers to the extent that the Board or the stockholders could have originally authorized the matter. Moreover, any action or inaction questioned in any stockholders’ derivative proceeding or any other proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting or otherwise, may be ratified, before or after judgment, by the Board or by the stockholders, and if so ratified, shall have the same force and effect as if the questioned action or inaction had been originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.

Section 16. EMERGENCY PROVISIONS. Notwithstanding any other provision in the Charter or these Bylaws, this Section 16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board under Article III of these Bylaws cannot readily be obtained (an “Emergency”). During any Emergency, unless otherwise provided by the Board, (a) a meeting of the Board or a committee thereof may be called by any director or officer by any means feasible under the circumstances; (b) notice of any meeting of the Board during such an Emergency may be given less than 24 hours prior to the meeting to as many directors and by such means as may be feasible at the time, including publication, television or radio; and (c) the number of directors necessary to constitute a quorum shall be one-third of the entire Board.

ARTICLE IV

COMMITTEES

Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Board may appoint from among its members committees, composed of one or more directors, to serve at the pleasure of the Board. The majority of the members of each committee shall be Independent Directors.

Section 2. POWERS. The Board may delegate to committees appointed under Section 1 of this Article any of the powers of the Board, except as prohibited by law.

Section 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member. Each committee shall keep minutes of its proceedings.

Section 4. TELEPHONE MEETINGS. Members of a committee of the Board may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 5. CONSENT BY COMMITTEES WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of a committee of the Board may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.

Section 6. VACANCIES. Subject to the provisions hereof, the Board shall have the power at any time to change the membership of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V

OFFICERS

Section 1. GENERAL PROVISIONS. The officers of the Corporation shall include a president ~~or~~ , a secretary and a treasurer and may include a chairman of the board, a vice chairman of the board, a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more ~~a secretary and a treasurer and may include~~ assistant secretaries and one or more assistant ~~secretaries~~treasurers. In addition, the Board ~~of Directors~~ may from time to time elect such other officers with such powers and duties as ~~they~~it shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board ~~of Directors~~, except that the ~~president or~~ chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. Each officer shall ~~hold office~~serve until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person~~. In its discretion, the Board of Directors may leave unfilled any office except that of president, treasurer and secretary~~. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

Section 2. REMOVAL AND RESIGNATION. Any officer ~~or agent~~ of the Corporation may be removed, with or without cause, by the Board ~~of Directors~~ if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by ~~giving written notice of~~delivering his or her resignation to the Board ~~of Directors, the president or~~, the chairman of the board, if any, the chief executive officer, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the ~~notice of~~ resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

Section 3. VACANCIES. A vacancy in any office may be filled by the Board ~~of Directors~~ for the balance of the term.

Section 4. ~~PRESIDENT.~~ CHAIRMAN OF THE BOARD. ~~The president~~ The Board may designate from among its members a chairman of the board, who shall not, solely by reason of these Bylaws, be an officer of the Corporation. The Board may designate the chairman of the board as an executive or non-executive chairman. The chairman of the board shall preside over the meetings of the Board. The chairman of the board shall perform ~~those~~such other duties as may be assigned to ~~the president~~him or ~~chief executive officer~~ her by the Board ~~of Directors from time to time and shall exercise that authority as may be delegated to the president or chief executive officer by the Board of Directors from time to time~~.

Section 5. CHIEF EXECUTIVE OFFICER. The Board may designate a chief executive officer. In the absence of such designation, the president shall be the chief executive officer of the Corporation. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board from time to time.

Section 6. PRESIDENT. In the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Corporation. In the absence of a designation of a chief operating officer by the Board, the president shall be the chief operating officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board from time to time.

Section ~~5~~7. CHIEF ~~FINANCIAL~~OPERATING OFFICER. The Board may designate a chief operating officer. The chief ~~financial~~operating officer shall ~~perform those~~have the responsibilities and duties as ~~may be assigned to the chief financial officer~~ determined by the Board ~~of Directors from time to time and shall exercise that authority as may be delegated to~~or the chief ~~financial~~executive officer ~~by the Board of Directors from time to time~~.

Section 8. CHIEF FINANCIAL OFFICER. The Board may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as determined by the Board or the chief executive officer.

Section ~~6~~9. VICE PRESIDENTS. ~~Each vice president, if any, shall perform those~~ In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the ~~Board of Directors from time to time and shall only exercise that authority as may be delegated to each vice~~chief executive officer, the president ~~by~~or the Board ~~of Directors from time to time~~. The Board ~~of Directors~~ may designate one or more vice presidents as executive vice president, senior vice president, ~~executive vice president~~ or ~~as~~ vice president for particular areas of responsibility.

Section ~~7~~10. SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the stockholders ~~and~~, the Board and committees of ~~Directors~~the Board in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to ~~the secretary by~~him or her by the chief executive officer, the president or ~~by~~ the Board ~~of Directors~~.

Section ~~8~~11. TREASURER. The treasurer shall ~~perform those duties as may be assigned to the treasurer~~have the custody of the funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board ~~of Directors~~and in general shall perform such other duties as from time to time ~~and shall exercise that authority as may be delegated to the treasurer by the Board of Directors from time to time.~~ may be assigned to him or her by the chief executive officer, the president or the Board. In the absence of a designation of a chief financial officer by the Board, the treasurer shall be the chief financial officer of the Corporation. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the president and Board, at the regular meetings of the Board or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

Section ~~9~~12. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries~~, if any~~ and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the chief executive officer, the president or the Board ~~of Directors from time to time~~.

~~Section 10. SALARIES; REIMBURSEMENTS. No officer shall receive any salary for his or her services as an officer. Each officer shall be reimbursed by the Corporation for his or her reasonable expenses, if any, incurred in connection with any service or activity performed or engaged in as an officer.~~

Section 13. COMPENSATION. The compensation of the officers shall be fixed from time to time by or under the authority of the Board and no officer shall be prevented from receiving such compensation by reason of the fact that he or she is also a director.

ARTICLE ~~V~~VI

CONTRACTS~~, LOANS~~, CHECKS AND DEPOSITS

Section 1. CONTRACTS. The Board ~~of Directors~~or any committee of the Board within the scope of its delegated authority may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the ~~Board of Directors and upon the~~ Corporation when duly authorized or ratified by action of the Board ~~of Directors~~or such committee and executed by an authorized person.

Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board ~~of Directors~~.

Section 3. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the Corporation ~~in such banks, trust companies or other depositories~~ as the Board ~~of Directors may designate~~, the chief executive officer, the president, the chief financial officer or any other officer designated by the Board may determine.

ARTICLE ~~VI~~VII

STOCK

Section 1. CERTIFICATES. Except as may otherwise be provided ~~in these Bylaws, this section shall not be interpreted to limit the authority of the Board of Directors to issue some or all of the shares of any or all of its classes or series without certificates. Each stockholder, upon written request to the Secretary of~~by the Board, stockholders of the Corporation~~, shall be~~ are not entitled to ~~a certificate or~~ certificates ~~which shall represent and~~

~~certify the number of~~representing the shares ~~of each class~~ of stock held by ~~him~~them. In the event that the Corporation~~. Each certificate~~ issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board or a duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the ~~president, chief executive officer or a vice president or any other officer permitted by law and countersigned by the secretary or an assistant secretary or the treasurer and may be sealed with the seal, if any,~~officers of the Corporation~~.~~ in the ~~signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if~~manner permitted by the MGCL. In the event that the Corporation issues shares of stock without certificates, to the extent then required by the MGCL, the Corporation shall~~, from time to time, issue several classes of stock, each class may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing~~ provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates. There shall be no differences in the rights and obligations of stockholders based on whether or not their shares ~~which~~ are represented by certificates. ~~restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Corporation, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. If the Corporation has authority to issue stock of more than one class, the certificate shall contain on the face or back a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class of stock and, if the Corporation is authorized to issue any preferred or special class in series, the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series. In lieu of such statement or summary, the certificate may state that the Corporation will furnish a full statement of such information to any stockholder upon request and without charge. If any class of stock is restricted by the Corporation as to transferability, the certificate shall contain a full statement of the restriction or state that the Corporation will furnish information about the restrictions to the stockholder on request and without charge.~~

~~Section 2. TRANSFERS. Upon surrender to the Corporation or the transfer agent of the Corporation of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.~~

Section 2. TRANSFERS. All transfers of shares of stock shall be made on the books of the Corporation, by the holder of the shares, in person or by his or her attorney, in such manner as the Board or any officer of the Corporation may prescribe and, if such shares are certificated, upon surrender of certificates duly endorsed. The issuance of a new certificate upon the transfer of certificated shares is subject to the determination of the Board that such shares shall no longer be represented by certificates. Upon the transfer of any uncertificated shares, to the extent then required by the MGCL, the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates. The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Maryland. Notwithstanding the foregoing, transfers of shares of any class of stock will be subject in all respects to the Charter and all of the terms and conditions contained therein.

Section 3. REPLACEMENT CERTIFICATE. Any officer ~~designated by the Board of Directors~~of the Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates previously issued by the Corporation alleged to have been lost, destroyed, stolen or ~~destroyed~~mutilated upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or ~~destroyed. When authorizing the issuance of a new certificate, an officer designated by the Board of Directors may, in his or her discretion and~~mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by such stockholder and the Board has determined that such certificates may be issued. Unless otherwise determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or his or her legal representative, shall be required, as a condition precedent to the issuance ~~thereof, require the owner of such lost, stolen or destroyed certificate or the owner’s legal representative to advertise the same in such manner as he shall require and/or to give bond, with sufficient surety, to the~~

~~Corporation to indemnify it against any loss or claim which may arise as a result of the issuance~~ of a new certificate or certificates, to give the Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the Corporation.

Section 4. ~~CLOSING OF TRANSFER BOOKS OR~~ FIXING OF RECORD DATE. The Board ~~of Directors~~ may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than ~~ninety (~~90~~)~~ days and, in the case of a meeting of stockholders, not less than ten ~~(10)~~ days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken. ~~In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not longer than twenty (20) days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten (10) days before the date of such meeting.~~

~~If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.~~

When a record date for the determination of stockholders entitled to notice of and to vote at any meeting of stockholders has been ~~made~~set as provided in this section, such ~~determination~~record date shall continue to apply to ~~any adjournment thereof~~the meeting if adjourned or postponed, except ~~when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii)~~if the meeting is adjourned or postponed to a date more than ~~one hundred twenty (~~120~~)~~ days after the record date originally fixed for the original meeting, in ~~either of~~ which case a new record date ~~shall~~for such meeting may be determined as set forth herein.

Section 5. STOCK LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate ~~share~~stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

Section 6. FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board ~~of Directors~~ may authorize the Corporation to issue fractional stock or ~~provide for~~authorize the issuance of scrip, all on such terms and under such conditions as ~~they~~it may determine. Notwithstanding any other provision of the Charter or these Bylaws, the Board may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

~~ARTICLE VII~~

~~ACCOUNTING YEAR~~

~~The fiscal year of the Corporation shall be the established by the Board of Directors.~~

ARTICLE VIII

ACCOUNTING YEAR

The Board shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

ARTICLE IX

DISTRIBUTIONS

Section 1. AUTHORIZATION. Dividends and other distributions upon the stock of the Corporation may be authorized by the Board ~~of Directors~~and declared by the Corporation, subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.

Section 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board ~~of Directors~~ may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends ~~or other distributions~~, for repairing or maintaining any property of the Corporation or for such other purpose as the Board ~~of Directors~~ shall determine ~~to be in the best interest of the Corporation~~, and the Board ~~of Directors~~ may modify or abolish any such reserve.

ARTICLE ~~IX~~X

INVESTMENT POLICY

Subject to the provisions of the Charter ~~and these Bylaws~~, the Board ~~of Directors~~ may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

ARTICLE ~~X~~XI

SEAL

Section 1. SEAL. The Board ~~of Directors~~ may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland.” The Board ~~of Directors~~ may authorize one or more duplicate seals and provide for the custody thereof.

Section 2. AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

~~ARTICLE XI~~

~~INDEMNIFICATION AND ADVANCE OF EXPENSES~~

~~To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to any employee or agent of the Corporation.~~

~~Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.~~

ARTICLE XII

WAIVER OF NOTICE

Whenever any notice of a meeting is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing~~, signed~~ or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting ~~is~~has not been lawfully called or convened.

ARTICLE XIII

AMENDMENT OF BYLAWS

The Board ~~of Directors~~ shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws~~; provided, that, any amendment affecting the election of the Affiliated Directors requires the consent of the Manager for so long as the Management Agreement is in effect, and of the Advisor for so long as the Advisory Agreement is in effect.~~.

~~Adopted: December 16, 2004 and amended on December 8, 2005 and March 22, 2006.~~

~~Amended and Restated: December 18, 2006.~~

These Bylaws were adopted by the Board on November 11, 2011 and became effective on September 27, 2012.

/s/ GORDON G. REPP

Gordon G. Repp

Secretary